Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated October 26, 2016
to Prospectus dated May 1, 2016 as supplemented

Discontinuation of Sales:

Effective February 1, 2017, Symetra Life Insurance Company ("Symetra Life") will discontinue sales of the Symetra True Variable Annuity®, no longer allowing new sales of the Contract. We will continue servicing existing Contracts. As a current Owner, you may continue to make additional Purchase Payments to your Contract subject to your Contract's terms. You will still have all rights and benefits under the Contract.